DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to report the performance for Dreyfus Institutional Short Term
Treasury Fund for the 12-month period ended September 30, 1998 as shown in the following table:

                                                                       Income Dividends

                                                                          Per Share                   Distribution Rate

                                         Total Return*                  (Approximate)                   Per Share **

                                         ___________               _____________________             _________________
Institutional Shares                         7.56%                         $0.115                           5.72%

Investor Shares                              7.30%                         $0.111                           5.49%

THE ECONOMY

The risk of global recession loomed large by the end of the reporting period. Since last summer, the international economic crisis has spread from Asia and Russia into Latin America and its effects are evident in the U.S., as witnessed by early signs of a slowing in our domestic economy. Second-quarter gross domestic product grew at an annual rate of 1.8%, well below the 5.5% rate in the first quarter, while the trade deficit has continued to widen, affected by weakening foreign demand and low-priced imports. These developments have heightened a sense of global economic interdependence and have resulted in a shift in emphasis by the Federal Reserve Board (the "Fed") whereby fighting inflation has taken a subordinate role to that of maintaining stable U.S. economic growth. As Fed Chairman Alan Greenspan noted in early September: "It is just not credible that the United States can remain an oasis of prosperity unaffected by a world that is experiencing greatly increased stress." On September 29, the Federal Open Market Committee cut interest rates for the first time since January 1996. That quarter-point reduction in the Federal Funds target rate to 5.25% was designed to cushion the adverse effects of the overseas economic crisis on the domestic economy. (The Federal Funds rate is the interest rate that banks charge each other for overnight loans.)

   So far, shock waves from the overseas economic turmoil have been dampened by the continued propensity of U.S. consumers to spend. In the first half of the year, their spending outpaced earned income, an unsustainable phenomenon, yet a telling indicator of the level of consumer optimism. The reasons for such optimism are no surprise. Inflation remains tame, running at an annual rate comfortably below 2%. After-tax income is growing: by the end of the reporting period, wages had increased year-to-year at a 4% annual rate resulting in strong gains in real income for workers. Finally, and of great economic and psychological importance to consumers, jobs are plentiful; the unemployment rate has been at or near 30-year lows throughout the reporting period and new jobs
have    been    created    at    a    robust    pace.

   While the corporate sector wrestles with the economic implications of global developments, consumers have powered the economy. The consumer sector comprises two-thirds of the activity in the $8-trillion U.S. economy and, with the business sector slowing (corporate profits declined in the second quarter for the first time in nearly a decade) , any significant pullback in household spending could trigger a recession. Up to now, the spillover effect from developments abroad has been largely confined to the manufacturing sector, whose activity has contracted of late due to the falloff in export demand. Aside from this "erosion at the edges" as Chairman Greenspan describes it, layoffs on a broader scale -- a factor that could weaken consumer resolve to spend -- so far have not occurred. It is clear that the Fed is concerned about the possibility of worldwide recession. The recent interest rate reduction was an initial step toward mitigating the domestic effects of international financial turmoil and a gesture meant to serve notice to the world of the seriousness of its purpose.

MARKET ENVIRONMENT

   Shorter maturity Treasuries rallied in yield and fell below the Fed Funds rate over the summer. Since that time they have continually yielded less than the Fed Funds rate. In essence this is the bond market prediction that the economy will slow and the Fed will need to ease interests rates more

In fact, the way in which the last rate cut happened almost assures that more will follow; the rate cut came at 3:15 pm, exactly one hour after a Fed governor was quoted saying rate cuts might not be needed. So apparently Chairman Greenspan decided to act on his own and cut rates. Whatever was urgent enough to cause the chairman to act surely could not be corrected with one rate cut.

PORTFOLIO FOCUS

   Over the reporting period the Fund was positioned with a bullish outlook for a lower interest rate environment. We kept the Fund extended towards its maximum average maturity of two years. As you know, the Fund only invests in Treasury securities and repurchase agreements with respect to those securities, and does not invest in any form of derivatives. With that in mind, we try to take advantage of anomalies that exist from one- to three-year maturity Treasury securities.

   As  the  forced  liquidations  of  numerous  leveraged  funds took place, the off-the-run (OTR) Treasuries (any Treasury that is not the most recently auctioned is considered OTR) underperformed. We believe some of this dislocation presented a good opportunity for the Fund. In some instances, we could sell one Treasury and buy another with a shorter maturity and pick up yield, and we successfully employed this technique during the reporting period. As the uncertainty of hedge funds dissipates, we believe these OTR Treasuries should become more competitive. Going forward, we will continue to emphasize securities around the two-year maturity range, and look to add incremental value as
opportunities    present    themselves.

   Thank you for your continued participation in the Fund.

           Very truly yours,


           [Gerald E. Thunelius signature logo]



           Gerald E. Thunelius

           Portfolio Manager

October 16, 1998

New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND             SEPTEMBER 30, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000,000 INVESTMENT IN DREYFUS INSTITUTIONAL
   SHORT TERM TREASURY FUND INSTITUTIONAL SHARES AND INVESTOR SHARES AND THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-2.99 YEARS) INDEX

                                    Dollars

$13,511,905

Dreyfus Institutional Short Term Treasury Fund (Institutional Shares)

$13,414,569

Dreyfus Institutional Short Term Treasury Fund (Investor Shares)

$13,324,968

Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

               Institutional Shares                                                    Investor Shares

_______________________________________________________           _________________________________________________________

Period Ended 9/30/98                                              Period Ended 9/30/98

___________________                                               ________________
1 Year                                        7.56%               1 Year                                         7.30%

From Inception (10/29/93)                     6.31                From Inception (10/29/93)                      6.15
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000,000 investment made in each of the Institutional shares and Investor shares of Dreyfus Institutional Short Term Treasury Fund on 10/29/93 (Inception Date) to a $10,000,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index on that date. For comparative purposes, the value of the Index on 10/31/93 is used as the beginning value on 10/29/93. All dividends and capital gain distributions are reinvested.

The Fund invests exclusively in U.S. Treasury securities and repurchase agreements in respect thereof. The Fund's portfolio of U.S. Treasury securities will, under normal circumstances, generally have a dollar-weighted average maturity not to exceed two years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 years) Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-2.99 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                   SEPTEMBER 30, 1998

                                                                                                  Principal

Bonds and Notes--98.5%                                                                              Amount            Value
-------------------------------------------------------                                          ____________      ____________

U.S. Treasury Notes--92.6%

  5.625%, 12/31/1999 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $10,000,000       $10,128,100

  5.375%, 6/30/2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,095,880

  5.375%, 7/31/2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,172,600

  6%, 8/15/2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000         9,260,370

  4.50%, 9/30/2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,041,600

  8.50%, 11/15/2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        16,238,250

  6.625%, 7/31/2001  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,500,000         7,943,175

                                                                                                                   ____________

                                                                                                                     69,879,975

                                                                                                                   ____________

U.S. Treasury Principal Strips--5.9%

  Zero Coupon, 5/15/2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         4,467,550

                                                                                                                   ____________

TOTAL BONDS AND NOTES

  (cost $73,464,191) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $74,347,525

                                                                                                                   ____________

Short-Term Investments--.3%
-------------------------------------------------------
Repurchase Agreements;

SBC Warburg Dillon Reed, Inc., 5.30%

 dated 9/30/1998, due 10/1/1998 in the amount of $185,027

 (fully collateralized by $198,000 U.S. Treasury Bills,

 9/16/1999, value $189,585)

  (cost $185,000)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     185,000     $     185,000

                                                                                                                   ____________

TOTAL INVESTMENTS

  (cost $73,649,191) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              98.8%       $74,532,525

                                                                                                      _______      ____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.2%      $    926,651

                                                                                                      _______      ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $75,459,176

                                                                                                      _______      ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                        SEPTEMBER 30, 1998

                                                                                                     Cost             Value

                                                                                                 ____________      ____________

ASSETS:                          Investments in securities--See Statement of
                                   Investments--Note 1(b)  . . . . . . . . . . . . . . . .        $73,649,191       $74,532,525

                                 Receivable for investment securities sold . . . . . . . .                            9,994,798

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              949,675

                                 Receivable for shares of Beneficial Interest subscribed . .                                107

                                                                                                                   ____________

                                                                                                                     85,477,105

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               12,750

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                2,257

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                            9,988,733

                                 Payable for shares of Beneficial Interest redeemed  . . .                               14,189

                                                                                                                   ____________

                                                                                                                     10,017,929

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $75,459,176

                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $77,387,037

                                 Accumulated net realized gain (loss) on investments . . .                          (2,811,195)

                                 Accumulated gross unrealized appreciation on investments  .                            883,334

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $75,459,176

                                                                                                                   ____________


                                    NET ASSET VALUE PER SHARE
                            ____________________________________________

                                                                                                 Institutional       Investor

                                                                                                    Shares            Shares

                                                                                                 ____________       ___________

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $65,163,261       $10,295,915

Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         32,408,063         5,087,004

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $2.01             $2.02

                                                                                                       ______            ______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $7,632,727

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .        $   253,710

                                 Distribution fees (Investor Shares)--Note 3(b)  . . . . .             63,029

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .              1,932

                                                                                                  ___________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                              318,671

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            7,314,056

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .            735,426

                                 Net unrealized appreciation (depreciation) on investments . .        740,452

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            1,475,878

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $8,789,934

                                                                                                                    ___________


                                                SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended              Year Ended

                                                                                   September 30, 1998     September 30, 1997*

                                                                                   __________________     __________________

OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    7,314,056         $    8,870,115

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .              735,426               (311,069)

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .              740,452                272,387

                                                                                        _____________          _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .            8,789,934              8,831,433

                                                                                        _____________          _____________

DIVIDENDS TO SHAREHOLDERS FROM:

 Investment income--net:

    Institutional Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (5,910,338)            (7,804,323)

    Investor Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (1,403,718)            (1,065,792)

                                                                                        _____________          _____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (7,314,056)            (8,870,115)

                                                                                        _____________          _____________

BENEFICIAL INTEREST TRANSACTIONS:

 Net proceeds from shares sold:

    Institutional Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21,307,797             60,840,986

    Investor Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           25,627,049             36,151,101

  Dividends reinvested:

    Institutional Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,831,233              5,040,848

    Investor Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,145,340                946,148

  Cost of shares redeemed:

    Institutional Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (79,327,433)          (117,988,964)

    Investor Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (51,998,655)           (26,333,284)

                                                                                        _____________          _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . .        (79,414,669)           (41,343,165)

                                                                                        _____________          _____________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .          (77,938,791)           (41,381,847)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          153,397,967            194,779,814

                                                                                        _____________          _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  75,459,176           $153,397,967

                                                                                        _____________          _____________


                                                                                          Shares                  Shares

                                                                                        _____________          _____________

CAPITAL SHARE TRANSACTIONS:

 Institutional Shares

 _________________

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           10,748,506             30,764,445

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .            1,932,106              2,545,900

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (39,942,147)           (59,534,619)

                                                                                        _____________          _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .          (27,261,535)           (26,224,274)

                                                                                        _____________          _____________

  Investor Shares

  _____________

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           12,870,169             18,164,991

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .              574,808                475,461

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (26,074,097)           (13,222,748)

                                                                                        _____________          _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .          (12,629,120)             5,417,704

                                                                                        _____________          _____________
------------------------

*  Effective February 2, 1997, Class A shares were redesignated as Institutional
Shares and Class B shares were redesignated as Investor Shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Institutional Shares

                                                                      ______________________________________________________

                                                                                       Year Ended September 30,

                                                                      ______________________________________________________

PER SHARE DATA:                                                       1998       1997(1)       1996          1995        1994(2)

                                                                    ______       ______       ______        ______       ______

   Net asset value, beginning of period  . . . . . . . . . .       $  1.98      $  1.98      $  1.99       $  1.96      $  2.00

                                                                    ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .12          .12          .13           .13          .10

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . .           .03           --         (.01)          .03         (.04)

                                                                    ______       ______       ______        ______       ______

   Total from Investment Operations  . . . . . . . . . . . .           .15          .12          .12           .16          .06

                                                                    ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.12)        (.12)        (.13)         (.13)        (.10)

                                                                    ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .       $  2.01      $  1.98      $  1.98       $  1.99      $  1.96

                                                                    ______       ______       ______        ______       ______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          7.56%        6.23%        6.03%         8.45%        3.08%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .20%         .20%         .20%          .20%         .20%(3)

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . .          5.81%        6.04%        6.40%         6.48%        5.41%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .        756.50%      952.81%      694.24%     1,926.32%    4,125.54%(4)

   Net Assets, end of period (000's Omitted) . . . . . . . .       $65,163     $118,102     $170,290      $160,748      $90,421
-----------------------------

(1)  Effective February 2, 1997, Class A shares were redesignated as Institutional Shares.

(2)  From October 29, 1993 (commencement of operations) to September 30, 1994.

(3)  Annualized.

(4)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained  below  is  per  share  operating  performance  data  for a share of
Beneficial  Interest outstanding, total investment return, ratios to average net assets  and  other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
 .

                                                                                         Institutional Shares

                                                                      ______________________________________________________

                                                                                       Year Ended September 30,

                                                                      ______________________________________________________

PER SHARE DATA:                                                       1998       1997(1)       1996          1995        1994(2)

                                                                    ______       ______       ______        ______       ______

   Net asset value, beginning of period  . . . . . . . . . .       $  1.99      $  1.99      $  2.00       $  1.97      $  2.00

                                                                    ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .11          .12          .12           .13          .09

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . .           .03           --         (.01)          .03         (.03)

                                                                    ______       ______       ______        ______       ______

   Total from Investment Operations  . . . . . . . . . . . .           .14          .12          .11           .16          .06

                                                                    ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.11)        (.12)        (.12)         (.13)        (.09)

                                                                    ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .       $  2.02      $  1.99      $  1.99       $  2.00      $  1.97

                                                                    ______       ______       ______        ______       ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          7.30%        5.97%        5.76%         8.17%        3.39%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .45%         .45%         .45%          .45%         .45%(3)

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . .          5.57%        5.83%        6.13%         6.35%        5.01%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .        756.50%      952.81%      694.24%     1,926.32%    4,125.54%(4)

   Net Assets, end of period (000's Omitted) . . . . . . . .       $10,296     $ 35,296     $ 24,490        $5,964      $23,147
-----------------------------

(1)  Effective February 2, 1997, Class B shares were redesignated as Investor Shares.

(2)  From October 29, 1993 (commencement of operations) to September 30, 1994.

(3)  Annualized.

(4)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus  Institutional  Short  Term  Treasury  Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ) as a diversified open-end management investment company. The Fund' s investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of
Mellon    Bank,    N.A.    ("   Mellon"   ).

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares, which are sold without a sales load. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares and Investor Shares. Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investment for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the Manager receives net earnings credits based on available cash balances left on deposit.

  The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund' s Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $2,786,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1998. The carryover does not include net realized securities losses from November 1, 1997 through September 30, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $682,000 of the carryover expires in fiscal 2003, $49,000 expires in fiscal 2004 and $2,055,000 expires in fiscal 2005.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Investor Shares, Rule 12b-1 Service Plan expenses.

  The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.

  The Manager compensates Mellon under a custody agreement for providing custodial services for the Fund.

  (B) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for distributing the Fund' s Investor Shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus" ) for advertising and marketing relating to the Fund' s Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund' s Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended September 30, 1998, the Fund was charged $63,029 for Investor Shares pursuant to the Plan.

  (C) Each trustee receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1998, amounted to $902,492,312 and $978,987,029, respectively.

At September 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND

  We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Short Term Treasury Fund, including the statement of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Short Term Treasury Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





 New York, New York

October 28, 1998



DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

For State individual income tax purposes, the Fund hereby designates 91.82% of the ordinary income dividends paid during its fiscal year ended September 30, 1998 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)


DREYFUS INSTITUTIONAL

SHORT TERM TREASURY FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                          680/721AR989

Institutional

Short Term

Treasury Fund

Annual Report

September 30, 1998